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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: April 23, 1996
                (Date of earliest event reported: April 1, 1996)
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                    The First American Financial Corporation
                    ----------------------------------------
               (Exact name of registrant as specified in its charter)




             California              0-3658               95-1068610
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   (State or other jurisdiction  (Commission File Number)  (IRS Employer
      of incorporation)                                     Identification No.)




             114 East Fifth Street, Santa Ana, California 92701-4642
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             (Address of principal executive offices)  (Zip Code)




          Registrant's telephone number, including area code: 714-558-3211
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ITEM 5.   OTHER EVENTS.

          Excelis, Inc. ("Excelis"), an indirect wholly-owned subsidiary of the Registrant, completed the acquisition of selected assets of Residential Information Services Limited Partnership ("RIS") effective April 1, 1996 (the "Closing Date"). Prior to the acquisition, RIS provided information management products and services, primarily to mortgage lenders, as well as computer outsourcing and consulting services. RIS's major products included its Excelis mortgage loan servicing system ("EMLSS"), its master loan subservicing system ("MLSS"), its loan production system, its secondary marketing system ("SMS") and its front-end system ("FES").

          RIS is wholly-owned by Residential Services Corporation of America, a wholly-owned subsidiary of The Prudential Insurance Company of America. For fiscal year 1995, RIS had an operating loss of approximately $24 million, which was attributable in part to high operational costs associated with lease obligations and personnel levels held by RIS.

          The principal assets acquired by Excelis include EMLSS, MLSS, SMS and FES, and certain contract rights. In connection with the acquisition, Excelis has assumed certain liabilities of RIS. These liabilities included certain above-market leases which were marked to market and taken by Excelis at such market value. In order to utilize the assets acquired, Excelis will employ some of the former RIS employees. RIS retained its liability for all severance and associated personnel costs for approximately one-half of RIS employees.

          The purchase price paid by Excelis was $2 million, consisting of approximately $600,000 cash and assumption of liabilities amounting to approximately $1.4 million. Excelis has agreed to make future payments, based on its earnings, to RIS following the fifth and seventh anniversaries of the Closing Date.


ITEM 7.   EXHIBITS.

          (99) Press release dated April 23, 1996.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           THE FIRST AMERICAN FINANCIAL CORPORATION
                                             (Registrant)


Date: April 23, 1996               By        /s/ Thomas A. Klemens
                                        --------------------------
                                             Thomas A. Klemens
                                             Executive Vice President
                                             Chief Financial Officer

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                                  EXHIBIT INDEX


                                                            Sequentially
                                                             Numbered
Exhibit No.              Description                           Page
- -----------              -----------                        ------------

    (99)            Press release dated April 23, 1996